FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Liabilities (Details) - Amounts due to clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Effects of offsetting on the balance sheet
Gross amounts	$ 15,624,766	$ 9,549,039
Gross amounts set off in the balance sheet	(14,873,802)	(9,045,643)
Net amounts presented in the balance sheet	750,964	503,396
Related amounts not offset
Net amount	$ 750,964	$ 503,396